UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2025
WEAVE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40998	26-3302902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 W Powell Way Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (385) 331-4164
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WEAV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On June 4, 2025, Weave Communications, Inc. (“Weave”) filed a prospectus supplement (the “Prospectus Supplement”) and an accompanying base prospectus, which are part of Weave’s automatic “shelf” Registration Statement on Form S-3 (File No. 333-287359) filed on May 16, 2025 with the Securities and Exchange Commission (the “SEC”). The Prospectus Supplement was filed to register 981,405 shares of Weave’s common stock (the “Resale Shares”) issued or issuable to certain stakeholders of Vidurama, Inc. (d/b/a TrueLark) (“TrueLark”), under an Agreement and Plan of Merger by and among Weave, Project Sparrow Merger Sub, Inc., a wholly-owned subsidiary of Weave (“Merger Sub”), TrueLark, and the other parties thereto, pursuant to which Weave acquired TrueLark through a merger of Merger Sub with and into TrueLark (the “TrueLark Acquisition”). The initial offering of the Resale Shares was made pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), as announced in Weave’s Current Report on Form 8-K filed with the SEC on May 5, 2025.

The Prospectus Supplement was filed in accordance with a registration rights agreement entered into in connection with the TrueLark acquisition by and among Weave, TrueLark, and certain stakeholders of TrueLark (the “Registration Agreement”). Weave is required under the terms of the Registration Agreement to prepare and file a registration statement or a prospectus supplement to an effective automatic shelf registration statement, covering the Resale Shares with the SEC as soon as practicable after the closing of the TrueLark Acquisition and to use commercially reasonable efforts keep the registration statement continuously effective until the earlier of the date that all Resale Shares have been sold thereunder or are able to be publicly sold by relying on Rule 144 of the Securities Act without registration. We have filed this prospectus supplement to fulfill certain obligations under the Registration Agreement.

The foregoing description of the Registration Agreement is qualified in its entirety by reference to the complete text of the Registration Agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the validity of the Resale Shares is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1*	Registration Rights Agreement dated May 14, 2025 by and among the Weave Communications, Inc., Vidurama, Inc. (d/b/a TrueLark), and certain stakeholders of TrueLark.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEAVE COMMUNICATIONS, INC.

Date:	June 4, 2025

By:	/s/ Brett White

Name:	Brett White
Title:	Chief Executive Officer